UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
For the Period June 25, 2020
(Commencement of Operations)
Through May 31, 2021

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Letter from the Chairman and CEO
May 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund since the Fund’s inception on June 25, 2020, through May 31, 2021.
The number one topic in the markets these days is inflation. While there are several economic indicators that track the prices of goods and services in the U.S. over time, perhaps the most quoted is the Consumer Price Index (“CPI”). The reason why inflation is back in the news is because we have witnessed a short-term spike that is likely a byproduct of the fallout (bottlenecks in the global supply chain) from the coronavirus (“COVID-19”) pandemic, which is a fancy way of saying companies are having a hard time getting all of the materials and parts needed to manufacture their products. Shipping delays have also contributed to companies’ struggles to obtain materials and parts. The trailing 12-month CPI-Headline inflation rate stood at 5.0% in May 2021, according to the Bureau of Labor Statistics. For comparative purposes, the CPI averaged 1.3% and 1.8%, in 2018 and 2019, respectively. The Federal Reserve’s (the “Fed”) take on inflation is that it will ease moving forward as the so-called bottlenecks abate during the reopening of the global economy. The Fed’s buzzword for this type of inflation spike is “transitory.” Many economists and pundits do not agree with the Fed’s take on inflation and believe it is here to stay for the foreseeable future. We shall see.
The trepidation over rising inflation stems mostly from how the capital markets (debt and equity) react to it. Some areas of the economy are going to be more sensitive to higher inflation levels than others. Companies with the ability to raise prices on their goods and services have a distinct advantage, in our view. For most companies these days, that is easier said than done without negatively impacting sales, in our opinion. Investors need to monitor bond yields, particularly the benchmark 10-Year Treasury Note. If it begins to rise along with inflation, which to date it has not (it appears investors are buying the Fed’s transitory theory at this point), other fixed-income securities, such as corporate and municipal bonds, will likely experience the same, and that tends to translate into lower bond prices. Keep in mind that some debt, such as leveraged loans (corporate) and other floating-rate securities, do offer a diversification alternative to fixed-income securities.
We need to get people back to work. U.S. job openings totaled 9.29 million as of April 30, 2021. There is an ongoing debate about why so many Americans are opting for government benefits over taking a position in the workplace. Simply put, some are making more money than in their previous jobs. We do acknowledge that there could be other reasons, such as childcare. Many of you are probably aware that the federal government boosted the payout to millions of people receiving unemployment checks by $300 per week back in March of this year. It was a part of the Biden Administration’s $1.9 trillion aid package. The additional benefits are scheduled to expire on September 6, 2021. What you may not know is that some 25 Republican governors have opted to stop passing along the $300 per week benefits to their unemployed workers as of early June. That could impact around four million people in those states. Hopefully, this will help motivate at least some people to secure a job, help make the U.S. economy more productive and get off the government dole.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead, in our opinion. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of May 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$19.86
Common Share Net Asset Value (“NAV”)	$21.13
Premium (Discount) to NAV	(6.01)%
Net Assets Applicable to Common Shares	$776,141,622
Current Distribution per Common Share(1)	$0.1194
Current Annualized Distribution per Common Share	$1.4328
Current Distribution Rate on Common Share Price(2)	7.21%
Current Distribution Rate on NAV(2)	6.78%
Common Share Price & NAV (weekly closing price)

Performance
Cumulative Total Returns
Inception (6/25/20) to 5/31/21
Fund Performance(3)
NAV	11.49%
Market Value	4.79%
Index Performance
ICE BofA US High Yield Constrained Index	13.28%
(1)	Most recent distribution paid or declared through 5/31/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of May 31, 2021 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BB+	1.6%
BB	3.7
BB-	6.5
B+	16.5
B	25.8
B-	21.0
CCC+	18.0
CCC	3.1
CCC-	0.5
D	2.6
Not Rated	0.7
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(5)
Bausch Health Cos., Inc.	3.4%
Endo, LLC	2.7
Mallinckrodt International Finance S.A.	2.5
athenahealth, Inc. (VVC Holding Corp.)	2.5
Internet Brands, Inc. (WebMD/MH Sub I, LLC)	2.4
iHeartCommunications, Inc.	2.3
Cemex S.A.B. de C.V.	2.1
Caesars Resort Collection, LLC	2.0
Sinclair Television Group, Inc.	2.0
Verscend Technologies, Inc. (Cotiviti)	2.0
Total	23.9%
Industry Classification	% of Total Long-Term Investments(5)
Software	15.0%
Health Care Providers & Services	13.8
Media	11.4
Hotels, Restaurants & Leisure	11.0
Pharmaceuticals	10.0
Insurance	5.3
Health Care Technology	4.3
Diversified Telecommunication Services	3.3
Diversified Consumer Services	2.9
Entertainment	2.2
Specialty Retail	2.1
Building Products	2.1
Electric Utilities	2.1
Containers & Packaging	1.4
Commercial Services & Supplies	1.4
Machinery	1.3
Communications Equipment	1.2
Automobiles	1.1
Aerospace & Defense	1.1
Airlines	1.0
Food Products	1.0
Professional Services	0.8
Independent Power & Renewable Electricity Producers	0.8
Food & Staples Retailing	0.7
Construction Materials	0.5
Construction & Engineering	0.5
Auto Components	0.4
Consumer Finance	0.3
Internet & Direct Marketing Retail	0.2
Trading Companies & Distributors	0.2
Diversified Financial Services	0.1
Personal Products	0.1
Technology Hardware, Storage & Peripherals	0.1
Life Sciences Tools & Services	0.1
Household Products	0.1
Capital Markets	0.1
Health Care Equipment & Supplies	0.0*
Electrical Equipment	0.0*
Interactive Media & Services	0.0*
Metals & Mining	0.0*
Oil, Gas & Consumable Fuels	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2021 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust” or the “Advisor”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2021, the First Trust Leveraged Finance Team managed or supervised approximately $6.77 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Target Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
Since the Fund’s inception on June 25, 2020 through May 31, 2021, risk asset prices steadily increased and reached new all-time highs as the global economy continued to recover from the coronavirus (“COVID-19”) pandemic. The positive investor sentiment was buoyed by the outcome of the U.S. Presidential and congressional elections, the approval and distribution of effective COVID-19 vaccines, and the continued unprecedented fiscal and monetary support provided by the Federal government and the Federal Reserve (the “Fed”). The yield curve steepened with longer term U.S. treasury yields moving up, driven by an improving growth outlook and higher inflation expectations. The 10-Year U.S. Treasury yield (rates) ended the period at 1.59%, an increase of 90 basis points (“bps”) over the period. Rising commodity prices stoked inflation concerns, with the Bloomberg Commodities Index up 46.30% in the period due to improving global economic conditions. Given the rate move, higher quality fixed income assets, which are negatively correlated with rising interest rates, underperformed other risk assets. During the period, the US Aggregate Index was down 0.84%, investment grade corporate bonds returned 2.14%, while the 10-Year U.S. Treasury and 30-Year U.S. Treasury were down 7.10% and 17.45%, respectively. Over the same period, the S&P 500® Index returned 38.35%, high yield bonds returned 13.28% and senior loans returned 10.59%.1
High Yield Bond Market
High yield bond spreads over U.S. Treasuries improved 296 bps to end the period at T+335 bps as of May 31, 2021. The spread is below the long-term average spread over U.S. Treasuries of T+561 bps (December 1997 – May 2021)1. High yield bond funds experienced inflows totaling $10.7 billion over the last twelve-month (“LTM”) period. After robust inflows in all but one month in the first 6 months of the LTM period, high yield funds experienced outflows in five out of the last six months totaling $12.3 billion.2
Lower quality high yield bonds (CCC rated) outperformed higher quality high yield bonds (B rated or above) during the LTM period. High yield bond issues rated CCC returned 27.21%, outperforming the 12.28% return of B rated issues and the 10.77% return of issues rated BB during the period. The average price of high yield bonds in the market increased from $95.05 at the beginning of the period to $104.29 at the end of the period.1 During the period, the LTM default rate of the JP Morgan High Yield Bond Universe declined from a peak of 6.34% at end of October 2020 to 2.58% as of the end of May 2021. The current default rate is below the long-term average default rate of 3.22% dating back to March 1999.2
[1]	Source: Bloomberg. Performance of senior loans and high yield bonds are based on the S&P/LSTA Leveraged Loan Index and ICE BofA US High Yield Constrained Index, respectively. Investment grade corporate bonds are represented by the ICE BofA US Corporate Index. The US Aggregate Index is represented by the Bloomberg Barclays US Aggregate Bond Index. U.S. Treasuries are represented by the Bloomberg Barclays US Treasury Index. Index performance is based on total returns.
[2]	Source: J.P. Morgan High Yield Market Monitor.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2021 (Unaudited)
Performance Analysis
Ramping Period Investment Schedule3
Date	Net Assets	Amount Borrowed	Managed Assets	Settled Leverage	Total Traded Position	Implied Borrowing	Traded Leverage
7/31/2020	$683,225,793	$50,000,000	$733,255,793	6.82%	$905,201,548	$221,975,755	24.52%
8/31/2020	$762,370,027	$240,000,000	$1,002,370,027	23.94%	$1,021,122,620	$258,752,593	25.34%
9/30/2020	$751,949,415	$306,000,000	$1,057,949,415	28.92%	$1,067,438,758	$315,489,343	29.56%
The Fund was initially funded with $665 million on June 25, 2020. By July 31, 2020, the net assets increased to $683 million and a total of $905 million was invested and traded, resulting in traded leverage of 24.52%. Traded leverage remained relatively stable throughout the month of August 2020 as high yield spread tightening limited opportunities in the month and net assets increased in August primarily due to the receipt of $69.4 million in “Greenshoe”4 proceeds on August 11, 2020. As spreads increased in September 2020 on the back of equity volatility, the Fund capitalized by finishing September with $1.06 billion invested and traded leverage of 29.56%. The above table provides a more detailed investment schedule during the ramping period.
During the ramping period, high yield spreads tightened from 645 bps at the end of June 2020 to 542 bps by the end of September 20201. Due to risk assets generating strong positive returns over the ramping period, the Fund’s cash position throughout the ramping period was a headwind to relative performance since inception. However, the Fund’s use of leverage later in the ramping period more than offset the initial cash drag.
Since the Fund’s inception date on June 25, 2020 through May 31, 2021, the Fund’s net asset value (“NAV”) and market price returns5 were 11.49% and 4.79%, respectively. This compares to the ICE BofA US High Yield Constrained Index (the “Index”) return of 13.28% over the same period. Due to the Fund’s NAV increasing more than its market price since inception, the Fund’s discount to NAV widened, ending May 2021 at a discount of 6.01%. At the end of May 2021, the Fund was well diversified across 255 securities (average position size of 0.39%) with the top 10 issuers comprising 23.86% of the Fund. The Fund was also well diversified across 40 different industries, the largest of which was software at 15.00%, followed by healthcare providers & services at 13.82% and media at 11.35%. Additionally, the Fund held 62.48% of its total assets in high yield bonds as of May 31, 2021.
Since inception, the Fund has benefitted from its overweight positions in the leisure industry and strong security selection in the media industry as the Fund’s holdings in these industries outperformed the broader index industries over this period. Within leisure, the Fund’s overweight positions in movie theaters significantly outperformed the broader index during the period as the rollout of vaccines is expected to result in an acceleration of the film slate. Within the media industry, the primary driver of outperformance was the Fund’s overweight position in a television broadcaster, which benefitted from continued ratings momentum and improvement in operating and financial metrics during the period. The Fund’s primary detractor to performance was its de minimis allocation to the energy industry, which outperformed during the period as crude oil prices ended May 2021 at $66.32 per barrel compared to $35.49 per barrel a year ago. The energy industry comprised 13.31% of the Index during the period and 0.00% of the Fund. Additional headwinds to performance included the Fund’s overweight positions in the technology & electronics and insurance industries which generated positive returns that underperformed the broader index since inception. The Fund had a 19.56% weight to technology & electronics and a 10.37% weight to the insurance sector, compared to the index weights of 4.69% and 1.10%, respectively.
From an income perspective, the monthly distributions began in September 2020 at $0.1194 per share, and remained unchanged at $0.1194 per share through May 2021, which equates to an annualized distribution rate of 6.78% at NAV and 7.21% at market price. The Fund’s leverage was 28.48% as of May 31, 2021. The Fund’s use of leverage over the LTM period was a tailwind to performance as risk asset prices generated positive returns during the period.
The Fund’s LTM default rate was 1.93% as of May 31, 2021. The JP Morgan High Yield Bond Universe default rate was 2.58%. Since inception, the Fund has experienced one default, which compares to 25 within the JP Morgan High Yield Bond Universe during the same period. The Fund’s one default was a secured debt position in a pharmaceutical company that generated strong positive contribution to performance during the period.
[3]	The Ramping Period is the time between June 25, 2020 (the Fund’s inception date) and September 30, 2020, during which time the Fund’s assets moved from 100% cash to fully invested, including leverage.
[4]	A “Greenshoe” is a clause contained in the underwriting agreement of an initial public offering that allows underwriters to buy up to an additional 15% of company shares at the offering price.
[5]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2021 (Unaudited)
Market and Fund Outlook
Fixed income spreads are tight relative to the historical average, however, we believe that the economic outlook remains supportive as widespread vaccination and a full reopening of the economy, coupled with continued support from the Federal government and the Fed, progresses. Moreover, we believe that interest rates are poised to rise in the near to medium term which would dampen longer duration fixed income asset returns. At current spreads and prices, and given the shorter durations in the high yield asset class relative to traditional fixed income assets, we see the potential opportunity to achieve above average returns in the high yield bond market over the next twelve months. As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 72.5%
	Aerospace & Defense – 1.1%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$158,346
491,000	Science Applications International Corp. (a) (b)	4.88%	04/01/28	511,693
667,000	Spirit AeroSystems, Inc. (a) (b)	5.50%	01/15/25	704,522
6,000,000	Spirit AeroSystems, Inc. (a) (b)	7.50%	04/15/25	6,427,500
1,000,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	1,056,275
				8,858,336
	Airlines – 0.8%
6,000,000	Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	6,575,670
	Apparel Retail – 0.7%
5,040,000	Nordstrom, Inc. (b)	4.00%	03/15/27	5,183,786
	Application Software – 1.3%
638,000	BY Crown Parent, LLC/BY Bond Finance, Inc. (a) (b)	4.25%	01/31/26	667,463
935,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	978,290
2,298,000	LogMeIn, Inc. (a) (b)	5.50%	08/31/27	2,372,191
6,201,000	Solera, LLC/Solera Finance, Inc. (a) (b)	10.50%	03/01/24	6,381,604
				10,399,548
	Auto Parts & Equipment – 0.3%
2,000,000	American Axle & Manufacturing, Inc. (b)	6.25%	04/01/25	2,074,650
	Automobile Manufacturers – 1.5%
4,021,000	Ford Motor Co. (b)	8.50%	04/21/23	4,493,769
1,000,000	Ford Motor Co. (b)	9.00%	04/22/25	1,223,050
4,043,000	Ford Motor Co. (b)	9.63%	04/22/30	5,635,174
333,000	Penske Automotive Group, Inc. (b)	3.50%	09/01/25	343,479
				11,695,472
	Automotive Retail – 1.0%
83,000	Group 1 Automotive, Inc. (a) (b)	4.00%	08/15/28	83,634
6,836,000	KAR Auction Services, Inc. (a) (b)	5.13%	06/01/25	6,981,265
649,000	Lithia Motors, Inc. (a) (b)	4.38%	01/15/31	687,288
				7,752,187
	Broadcasting – 12.1%
4,418,000	Cumulus Media New Holdings, Inc. (a) (b)	6.75%	07/01/26	4,614,645
1,550,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a) (b)	5.38%	08/15/26	1,148,938
9,524,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	6.63%	08/15/27	5,452,490
5,708,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	5,907,723
8,000,000	Gray Television, Inc. (a) (b)	7.00%	05/15/27	8,667,960
10,561,000	iHeartCommunications, Inc. (b)	8.38%	05/01/27	11,312,098
7,563,000	Nexstar Broadcasting, Inc. (a) (b)	5.63%	07/15/27	8,007,326
2,809,000	Nexstar Broadcasting, Inc. (a) (b)	4.75%	11/01/28	2,865,475
611,000	Scripps Escrow II, Inc. (a) (b)	3.88%	01/15/29	595,835
9,589,000	Sinclair Television Group, Inc. (a) (b)	5.88%	03/15/26	9,847,328
11,911,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	11,940,778
163,000	TEGNA, Inc. (a) (b)	4.75%	03/15/26	173,346
3,000,000	TEGNA, Inc. (b)	4.63%	03/15/28	3,067,500
9,000,000	TEGNA, Inc. (b)	5.00%	09/15/29	9,225,855
2,087,000	Univision Communications, Inc. (a) (b)	5.13%	02/15/25	2,122,218
8,048,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	8,711,960
				93,661,475
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Cable & Satellite – 1.5%
$2,850,000	CSC Holdings, LLC (a) (b)	7.50%	04/01/28	$3,127,020
5,000,000	CSC Holdings, LLC (a) (b)	5.75%	01/15/30	5,225,425
3,000,000	CSC Holdings, LLC (a) (b)	4.63%	12/01/30	2,910,780
250,000	CSC Holdings, LLC (a) (b)	3.38%	02/15/31	233,605
				11,496,830
	Casinos & Gaming – 7.9%
309,000	Boyd Gaming Corp. (a) (b)	8.63%	06/01/25	340,286
9,305,000	Boyd Gaming Corp. (b)	6.38%	04/01/26	9,625,557
6,695,000	Boyd Gaming Corp. (b)	6.00%	08/15/26	6,973,177
1,438,000	Boyd Gaming Corp. (a) (b)	4.75%	06/15/31	1,456,407
8,377,000	Caesars Entertainment, Inc. (a) (b)	6.25%	07/01/25	8,848,206
6,000,000	Caesars Entertainment, Inc. (a) (b)	8.13%	07/01/27	6,667,110
7,500,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.75%	07/01/25	7,874,625
4,500,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.25%	10/15/25	4,540,590
2,999,000	Golden Nugget, Inc. (a) (b)	6.75%	10/15/24	3,030,580
1,000,000	MGM Resorts International (b)	7.75%	03/15/22	1,048,020
6,000,000	Scientific Games International, Inc. (a) (b)	8.63%	07/01/25	6,549,900
1,407,000	Station Casinos, LLC (a) (b)	5.00%	10/01/25	1,439,980
2,581,000	Station Casinos, LLC (a) (b)	4.50%	02/15/28	2,612,927
				61,007,365
	Communications Equipment – 1.7%
6,190,000	CommScope Technologies, LLC (a) (b)	6.00%	06/15/25	6,327,294
7,000,000	CommScope Technologies, LLC (a) (b)	5.00%	03/15/27	7,064,540
				13,391,834
	Construction & Engineering – 0.6%
4,801,000	Pike Corp. (a) (b)	5.50%	09/01/28	4,914,976
	Construction Materials – 0.7%
74,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	74,555
5,167,000	Summit Materials, LLC/Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	5,462,139
				5,536,694
	Consumer Finance – 0.4%
214,000	Black Knight InfoServ, LLC (a) (b)	3.63%	09/01/28	210,809
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	3,170,707
				3,381,516
	Electric Utilities – 2.3%
7,502,000	PG&E Corp. (b)	5.00%	07/01/28	7,473,868
8,923,000	PG&E Corp. (b)	5.25%	07/01/30	9,034,537
1,588,000	Vistra Operations Co., LLC (a) (b)	5.00%	07/31/27	1,623,730
				18,132,135
	Electrical Components & Equipment – 0.0%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	325,809
	Environmental & Facilities Services – 0.2%
1,832,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp. (a) (b)	6.00%	06/01/29	1,861,807
	Food Distributors – 0.2%
512,000	US Foods, Inc. (a) (b)	6.25%	04/15/25	543,125

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food Distributors (Continued)
$603,000	US Foods, Inc. (a) (b)	4.75%	02/15/29	$602,246
				1,145,371
	Food Retail – 0.9%
4,372,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	7.50%	03/15/26	4,830,513
628,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	5.88%	02/15/28	668,669
954,000	Safeway, Inc. (b)	7.25%	02/01/31	1,112,932
				6,612,114
	Health Care Distributors – 0.1%
579,000	AdaptHealth, LLC (a) (b)	6.13%	08/01/28	609,499
309,000	RP Escrow Issuer, LLC (a) (b)	5.25%	12/15/25	319,807
				929,306
	Health Care Facilities – 3.4%
1,312,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,364,657
146,000	Encompass Health Corp. (b)	5.13%	03/15/23	146,711
1,000,000	Encompass Health Corp. (b)	4.75%	02/01/30	1,050,065
3,605,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	3,808,917
19,000,000	Tenet Healthcare Corp. (a) (b)	6.25%	02/01/27	19,831,345
				26,201,695
	Health Care Services – 3.4%
5,669,000	DaVita, Inc. (a) (b)	4.63%	06/01/30	5,789,154
9,310,000	Global Medical Response, Inc. (a) (b)	6.50%	10/01/25	9,577,942
4,870,000	MEDNAX, Inc. (a) (b)	6.25%	01/15/27	5,166,115
905,000	ModivCare, Inc. (a) (b)	5.88%	11/15/25	957,418
5,000,000	US Renal Care, Inc. (a) (b)	10.63%	07/15/27	5,221,700
				26,712,329
	Health Care Supplies – 0.0%
330,000	Owens & Minor, Inc. (a) (b)	4.50%	03/31/29	332,866
	Health Care Technology – 2.9%
15,452,000	Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc. (a) (b)	5.75%	03/01/25	15,743,116
6,150,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	6,526,687
				22,269,803
	Homefurnishing Retail – 0.4%
2,865,000	Rent-A-Center, Inc. (a) (b)	6.38%	02/15/29	3,073,959
	Hotels, Resorts & Cruise Lines – 0.3%
294,000	Boyne USA, Inc. (a) (b)	4.75%	05/15/29	304,319
887,000	Midwest Gaming Borrower, LLC/Midwest Gaming Finance Corp. (a) (b)	4.88%	05/01/29	889,572
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	295,893
575,000	XHR L.P. (a) (b)	4.88%	06/01/29	585,609
				2,075,393
	Household Products – 0.1%
650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	642,688
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Independent Power Producers & Energy Traders – 1.1%
$6,391,000	Calpine Corp. (a) (b)	5.13%	03/15/28	$6,447,145
333,000	Calpine Corp. (a) (b)	4.63%	02/01/29	325,602
2,083,000	Calpine Corp. (a) (b)	5.00%	02/01/31	2,023,010
				8,795,757
	Industrial Machinery – 1.5%
6,315,000	Gates Global, LLC/Gates Corp. (a) (b)	6.25%	01/15/26	6,651,558
5,000,000	Vertical US Newco, Inc. (a) (b)	5.25%	07/15/27	5,206,250
				11,857,808
	Insurance Brokers – 6.3%
16,217,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	16,783,784
11,502,000	AmWINS Group, Inc. (a) (b)	7.75%	07/01/26	12,241,349
1,630,000	AssuredPartners, Inc. (a) (b)	7.00%	08/15/25	1,668,435
8,939,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	8,883,400
885,000	BroadStreet Partners, Inc. (a) (b)	5.88%	04/15/29	883,088
8,000,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	8,306,800
				48,766,856
	Integrated Telecommunication Services – 3.0%
1,425,000	Frontier Communications Holdings, LLC (a) (b)	5.88%	10/15/27	1,516,948
2,175,000	Frontier Communications Holdings, LLC (a) (b)	5.00%	05/01/28	2,232,094
10,783,000	Frontier Communications Holdings, LLC (a) (b)	6.75%	05/01/29	11,268,774
8,161,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	8,304,144
				23,321,960
	Interactive Home Entertainment – 0.2%
1,899,000	Playtika Holding Corp. (a) (b)	4.25%	03/15/29	1,874,626
	Interactive Media & Services – 0.0%
316,000	ANGI Group, LLC (a) (b)	3.88%	08/15/28	310,931
	Internet & Direct Marketing Retail – 0.3%
2,278,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	2,424,168
	Investment Banking & Brokerage – 0.1%
500,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	522,344
	Leisure Facilities – 0.3%
1,000,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. (b)	5.38%	06/01/24	1,014,460
1,107,000	Six Flags Entertainment Corp. (a) (b)	4.88%	07/31/24	1,118,723
				2,133,183
	Managed Health Care – 1.6%
12,378,000	MPH Acquisition Holdings, LLC (a) (b)	5.75%	11/01/28	12,334,368
	Metal & Glass Containers – 0.8%
1,163,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.38%	01/15/25	1,242,631
4,253,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	4,625,137
				5,867,768
	Movies & Entertainment – 1.5%
4,000,000	Live Nation Entertainment, Inc. (a) (b)	4.88%	11/01/24	4,078,000
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,567,245

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Movies & Entertainment (Continued)
$2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	$2,679,094
				11,324,339
	Office Services & Supplies – 0.2%
1,374,000	Dun & Bradstreet (The) Corp. (a) (b)	10.25%	02/15/27	1,520,784
	Oil & Gas Exploration & Production – 0.0%
75,000	Chesapeake Energy Corp. (a) (b)	5.00%	02/01/26	79,223
	Packaged Foods & Meats – 0.5%
2,500,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	2,518,763
896,000	Post Holdings, Inc. (a) (b)	4.50%	09/15/31	887,156
298,000	WW International, Inc. (a) (b)	4.50%	04/15/29	298,337
				3,704,256
	Paper Packaging – 1.2%
8,397,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	8,983,446
	Personal Products – 0.2%
1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,455,762
	Pharmaceuticals – 1.9%
792,000	Bausch Health Americas, Inc. (a) (b)	9.25%	04/01/26	856,350
3,854,000	Bausch Health Americas, Inc. (a) (b)	8.50%	01/31/27	4,133,415
667,000	Emergent BioSolutions, Inc. (a) (b)	3.88%	08/15/28	656,385
1,000,000	Horizon Therapeutics USA, Inc. (a) (b)	5.50%	08/01/27	1,063,450
849,000	Organon Finance 1, LLC (a) (b)	5.13%	04/30/31	873,044
7,350,000	Par Pharmaceutical, Inc. (a) (b)	7.50%	04/01/27	7,506,187
				15,088,831
	Publishing – 0.2%
1,389,000	Meredith Corp. (a) (b)	6.50%	07/01/25	1,500,523
	Research & Consulting Services – 0.6%
591,000	Celestial-Saturn Merger Sub, Inc. (a) (b)	4.50%	05/01/28	584,269
2,128,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.63%	10/01/28	2,253,020
1,334,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.88%	10/01/30	1,442,534
				4,279,823
	Restaurants – 0.7%
4,755,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,143,246
	Security & Alarm Services – 0.3%
2,000,000	Brink’s (The) Co. (a) (b)	4.63%	10/15/27	2,052,500
	Specialized Consumer Services – 1.6%
2,794,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	2,972,132
4,471,000	Aramark Services, Inc. (b)	4.75%	06/01/26	4,577,186
4,706,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,863,357
				12,412,675
	Specialized Finance – 0.2%
1,448,000	Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	1,502,372
	Specialty Chemicals – 0.2%
1,274,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	1,327,705
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialty Stores – 0.0%
$150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	4.75%	02/15/28	$155,543
150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	7.75%	02/15/29	165,212
				320,755
	Steel – 0.0%
150,000	United States Steel Corp. (b)	6.88%	03/01/29	157,345
	Systems Software – 1.5%
3,500,000	Banff Merger Sub, Inc. (a) (b)	9.75%	09/01/26	3,710,000
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,872,499
4,917,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	5,212,167
				11,794,666
	Technology Hardware, Storage & Peripherals – 0.2%
500,000	Dell International, LLC/EMC Corp. (a) (b)	7.13%	06/15/24	510,625
833,000	Xerox Holdings Corp. (a) (b)	5.00%	08/15/25	876,766
				1,387,391
	Tires & Rubber – 0.3%
1,155,000	Goodyear Tire & Rubber (The) Co. (a) (b)	5.00%	07/15/29	1,180,352
1,155,000	Goodyear Tire & Rubber (The) Co. (a) (b)	5.25%	07/15/31	1,182,201
				2,362,553
	Trading Companies & Distributors – 0.2%
1,725,000	SRS Distribution, Inc. (a) (b)	6.13%	07/01/29	1,761,656
	Total Corporate Bonds and Notes			562,615,234
	(Cost $545,851,696)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 51.9%
	Aerospace & Defense – 0.4%
2,823,529	Peraton Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/01/28	2,826,268
	Airlines – 0.5%
3,696,965	American Airlines, Inc., Term Loan B-1, 1 Mo. LIBOR + 2.00%, 0.00% Floor (b)	2.09%	04/28/23	3,574,521
	Application Software – 15.1%
7,575,441	Epicor Software Corp., New Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	07/30/27	7,566,729
3,500,000	Epicor Software Corp., Second Lien Term Loan, 1 Mo. LIBOR + 7.75%, 1.00% Floor (b)	8.75%	07/30/28	3,592,750
2,530,525	Flexera Software, LLC, 2020 Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	01/31/28	2,532,499
8,830,949	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	10/01/27	8,835,365
10,773,141	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	11/30/27	10,788,546
2,358,728	Hyland Software, Inc., 2nd Lien TL, 1 Mo. LIBOR + 6.25%, 0.75% Floor (b)	7.00%	07/07/25	2,368,564
10,517,527	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor (b)	4.25%	07/01/24	10,538,352
3,745,686	Inmar, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor (b)	5.00%	05/01/24	3,731,639

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$13,053,872	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	09/13/24	$13,089,248
9,551,587	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.00% Floor (b)	6.34%	02/12/29	9,663,054
3,282,412	Internet Brands, Inc. (WebMD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.59%	09/13/24	3,266,460
9,432,511	LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	4.85%	08/31/27	9,431,002
14,718,750	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	06/05/25	14,829,141
3,691,561	RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor (b)	3.75%	04/24/28	3,686,023
13,692,321	SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.84%	02/05/24	13,486,936
				117,406,308
	Broadcasting – 1.7%
13,500,919	iHeartCommunications, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	05/01/26	13,517,795
	Casinos & Gaming – 3.7%
3,772,708	Caesars Resort Collection, LLC, Term B-1 Loans, 1 Mo. LIBOR + 4.50%, 0.00% Floor (b)	4.59%	06/30/25	3,782,857
5,954,399	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.84%	12/22/24	5,904,441
13,829,609	Golden Nugget, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor (b)	3.25%	10/04/23	13,713,855
4,961,637	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.84%	08/14/24	4,909,937
				28,311,090
	Electric Utilities – 0.5%
4,077,238	PG&E Corp., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.50% Floor (b)	3.50%	06/23/25	4,041,563
	Environmental & Facilities Services – 1.0%
7,480,593	Packers Holdings, LLC (PSSI), Term Loan B, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/09/28	7,439,450
	Health Care Distributors – 0.4%
3,439,746	Radiology Partners, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.35%	07/09/25	3,436,684
	Health Care Services – 9.9%
4,257	AccentCare (Pluto Acquisition I, Inc.), Incremental Term Loan, 1 Mo. LIBOR + 5.00%, 0.50% Floor (b)	5.50%	06/22/26	4,262
1,694,242	AccentCare (Pluto Acquisition I, Inc.), Incremental Term Loan, 3 Mo. LIBOR + 5.00%, 0.50% Floor (b)	5.50%	06/22/26	1,696,360
66,267	athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 1 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.35%	02/11/26	66,449
26,440,437	athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 3 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.41%	02/11/26	26,513,149
3,708,934	CHG Healthcare Services, Inc., Term Loan, 6 Mo. LIBOR + 3.00%, 1.00% Floor (b)	4.00%	06/07/23	3,704,298
1,104,082	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/17/28	1,104,778
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$1,114,634	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/17/28	$1,115,336
69,714	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan C, 3 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	02/17/28	69,758
1,523,749	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Incremental Term Loan B, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/12/28	1,521,128
2,974,645	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.84%	10/10/25	2,533,089
102,877	Global Medical Response, Inc. (fka Air Medical), 2020 Refinancing Term Loan, 3 Mo. LIBOR + 4.75%, 1.00% Floor (b)	5.75%	10/02/25	103,289
480,590	Global Medical Response, Inc. (fka Air Medical), 2020 Refinancing Term Loan, 6 Mo. LIBOR + 4.75%, 1.00% Floor (b)	5.75%	10/02/25	482,512
4,631,685	Help at Home (HAH Group Holding Company, LLC), Initial Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	10/31/27	4,634,603
1,722,254	SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo. LIBOR + 4.75%, 0.75% Floor (b)	5.50%	02/23/28	1,718,379
8,856,304	Surgery Centers Holdings, Inc., 2021 Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	08/31/26	8,867,374
7,176,926	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/06/24	6,907,792
14,375,654	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor (b)	5.13%	06/28/26	14,288,825
1,593,853	US Radiology Specialists, Inc., Term Loan B, 3 Mo. LIBOR + 5.50%, 0.75% Floor (b)	6.25%	12/15/27	1,599,431
				76,930,812
	Health Care Technology – 3.1%
1,211,757	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), Initial Term Loan, 1 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	12/16/25	1,216,301
2,138,844	Ensemble RCM, LLC (Ensemble Health), Term Loan B, 3 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.94%	08/03/26	2,140,984
2,889,541	eResearch Technology, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.50%, 1.00% Floor (b)	5.50%	02/04/27	2,903,179
922,655	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/03/28	920,496
2,057,378	Press Ganey (Azalea TopCo, Inc.), Incremental Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	07/25/26	2,055,885
15,073,451	Verscend Technologies, Inc. (Cotiviti), New Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.09%	08/27/25	15,076,164
				24,313,009
	Industrial Machinery – 0.3%
2,559,053	Thyssenkrupp Elevator (Vertical U.S. Newco Inc.), Term Loan B, 6 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.48%	07/31/27	2,567,216
	Insurance Brokers – 1.1%
8,827,182	HUB International Limited, New Term Loan B-3, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	04/25/25	8,829,742
	Integrated Telecommunication Services – 0.8%
3,645,163	Frontier Communications Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	05/01/28	3,638,784

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Integrated Telecommunication Services (Continued)
$2,480,916	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.16%	08/14/26	$2,476,575
				6,115,359
	Managed Health Care – 0.4%
2,679,100	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	06/07/23	2,674,840
	Movies & Entertainment – 1.3%
5,954,735	Cineworld Group PLC (Crown), Incremental Term Loan B, 6 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	09/30/26	5,096,896
1,182,371	Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate at 15.25% (b) (e)	15.25%	05/23/24	1,485,353
1,981,559	Cineworld Group PLC (Crown), Term Loan B, 3 Mo. LIBOR + 2.50%, 1.00% Floor (b)	3.50%	02/28/25	1,717,516
2,026,057	PUG, LLC (Stubhub), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.59%	02/12/27	1,972,874
				10,272,639
	Packaged Foods & Meats – 0.9%
5,229,845	BellRing Brands, LLC, New Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	10/21/24	5,264,414
475,410	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	07/07/24	476,993
1,118,611	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 3 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	07/07/24	1,122,336
				6,863,743
	Pharmaceuticals – 1.3%
2,595,743	Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%, 1.00% Floor (b) (f) (g)	8.50%	09/30/25	2,654,148
1,865,412	Mallinckrodt International Finance S.A., 2017 Term Loan B, 6 Mo. LIBOR + 5.25%, 0.75% Floor (h)	6.00%	09/24/24	1,792,083
120,471	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 6 Mo. LIBOR + 5.50%, 0.75% Floor (h)	6.25%	02/24/25	115,853
5,620,553	Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021 Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	10/01/26	5,636,346
				10,198,430
	Research & Consulting Services – 0.5%
3,645,252	Nielsen Consumer, Inc. (Indy U.S. Holdco, LLC), Term Loan B-1, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.11%	03/05/28	3,655,276
	Restaurants – 2.6%
8,097,705	IRB Holding Corp. (Arby’s/Inspire Brands), Fourth Amendment Incremental Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor (b)	4.25%	12/15/27	8,091,956
10,857	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/05/25	10,805
4,201,573	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 6 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/05/25	4,181,531
7,964,672	Portillo’s Holdings, LLC, Term Loan B-3, 3 Mo. LIBOR + 5.50%, 1.00% Floor (b)	6.50%	08/30/24	7,974,628
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Restaurants (Continued)
$154,483	Zaxby’s Operating Company L.P., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.75% Floor	7.25%	12/28/28	$155,932
				20,414,852
	Specialized Consumer Services – 2.5%
19,029,860	Asurion, LLC, Second Lien Term Loan B-3, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	5.34%	01/31/28	19,228,151
	Specialty Stores – 0.9%
3,149,409	Bass Pro Group, LLC (Great Outdoors Group, LLC), Term Loan B, 6 Mo. LIBOR + 4.25%, 0.75% Floor (b)	5.00%	03/06/28	3,170,668
2,761,305	Petco Animal Supplies, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/03/28	2,759,344
921,629	PetSmart, Inc., Initial Term Loan B, 6 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/11/28	924,394
				6,854,406
	Systems Software – 3.0%
6,652,587	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.25%, 0.50% Floor (b)	3.75%	09/19/24	6,642,608
39,436	Applied Systems, Inc., 1st Lien Term Loan, Prime Rate + 2.25%, 3.25% Floor	5.50%	09/19/24	39,378
5,888,265	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 5.50%, 0.75% Floor (b)	6.25%	09/19/25	5,930,307
5,600,775	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.84%	10/02/25	5,569,522
930,569	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.50%	06/13/24	918,192
2,382,271	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.50%	06/13/24	2,350,587
1,680,852	Riverbed Technology, Inc., New Term Loan B, 3 Mo. LIBOR + 6.00%, 1.00% Floor (b)	7.00%	12/31/25	1,596,020
				23,046,614
	Total Senior Floating-Rate Loan Interests			402,518,768
	(Cost $395,061,494)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 14.8%
	Airlines – 0.1%
598,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (a) (b)	5.50%	04/20/26	630,160
299,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (a) (b)	5.75%	04/20/29	320,969
				951,129
	Building Products – 2.9%
16,450,000	Cemex S.A.B. de C.V. (a)	7.38%	06/05/27	18,548,856
3,505,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	3,852,871
				22,401,727
	Cable & Satellite – 0.4%
3,000,000	Virgin Media Finance PLC (a) (b)	5.00%	07/15/30	2,991,563
	Environmental & Facilities Services – 0.2%
715,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	716,823

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Environmental & Facilities Services (Continued)
$477,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	$474,114
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	485,185
				1,676,122
	Integrated Telecommunication Services – 0.9%
1,090,000	Altice France S.A. (a) (b)	7.38%	05/01/26	1,134,875
1,000,000	Altice France S.A. (a) (b)	5.13%	01/15/29	991,290
4,590,000	Altice France S.A. (a) (b)	5.13%	07/15/29	4,556,746
				6,682,911
	Pharmaceuticals – 10.2%
11,424,000	Bausch Health Cos., Inc. (a) (b)	6.13%	04/15/25	11,678,184
3,000,000	Bausch Health Cos., Inc. (a) (b)	5.00%	01/30/28	2,816,670
732,000	Bausch Health Cos., Inc. (a) (b)	4.88%	06/01/28	738,405
616,000	Bausch Health Cos., Inc. (a) (b)	5.00%	02/15/29	566,024
8,150,000	Bausch Health Cos., Inc. (a) (b)	7.25%	05/30/29	8,425,062
7,500,000	Bausch Health Cos., Inc. (a) (b)	5.25%	01/30/30	6,920,700
770,000	Bausch Health Cos., Inc. (a) (b)	5.25%	02/15/31	705,701
81,000	Cheplapharm Arzneimittel GmbH (a) (b)	5.50%	01/15/28	83,359
17,584,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	9.50%	07/31/27	17,913,700
5,442,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	6.00%	06/30/28	3,798,543
18,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (h)	10.00%	04/15/25	19,890,000
5,600,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (h)	10.00%	04/15/25	5,611,424
				79,147,772
	Research & Consulting Services – 0.1%
977,000	Nielsen Co. Luxembourg (The) S.A.R.L. (a) (b)	5.00%	02/01/25	1,005,089
	Restaurants – 0.0%
286,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.00%	10/15/30	277,447
	Total Foreign Corporate Bonds and Notes			115,133,760
	(Cost $111,220,609)

Shares	Description	Value
COMMON STOCKS – 0.5%
	Pharmaceuticals – 0.5%
220,989	Akorn, Inc. (b) (f) (i) (j)	3,443,782
	(Cost $2,534,056)
WARRANTS – 0.0%
	Movies & Entertainment – 0.0%
367,144	Cineworld Group PLC, expiring 12/10/25 (j) (k)	307,409
	(Cost $0)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021
Shares	Description	Value
MONEY MARKET FUNDS – 0.7%
5,498,643	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (b) (l)	$5,498,643
	(Cost $5,498,643)
	Total Investments – 140.4%	1,089,517,596
	(Cost $1,060,166,498) (m)
	Outstanding Loan – (39.8)%	(309,000,000)
	Net Other Assets and Liabilities – (0.6)%	(4,375,974)
	Net Assets – 100.0%	$776,141,622

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2021, securities noted as such amounted to $592,975,775 or 76.4% of net assets.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e)	The issuer may pay interest on the loans in cash and in Payment-In-Kind (“PIK”) interest. Interest paid in cash will accrue at the rate of 7.00% per annum (“Cash Interest Rate”) and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal period ended May 31, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $33,895 for Cineworld Group PLC (Crown).
(f)	On October 1, 2020, Akorn Holding Company LLC completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(g)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. For the fiscal period ended May 31, 2021, this security paid all of its interest in cash.
(h)	This issuer has filed for protection in bankruptcy court.
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At May 31, 2021, securities noted as such amounted to $3,443,782 or 0.5% of net assets.
(j)	Non-income producing security.
(k)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(l)	Rate shown reflects yield as of May 31, 2021.
(m)	Aggregate cost for federal income tax purposes was $1,062,039,936. As of May 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $31,577,801 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,100,141. The net unrealized appreciation was $27,477,660.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 562,615,234	$ —	$ 562,615,234	$ —
Senior Floating-Rate Loan Interests*	402,518,768	—	402,518,768	—
Foreign Corporate Bonds and Notes*	115,133,760	—	115,133,760	—
Common Stocks*	3,443,782	—	3,443,782	—
Warrants*	307,409	—	307,409	—
Money Market Funds	5,498,643	5,498,643	—	—
Total Investments	$ 1,089,517,596	$ 5,498,643	$ 1,084,018,953	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
May 31, 2021
ASSETS:
Investments, at value (Cost $1,060,166,498)	$ 1,089,517,596
Cash	203,518
Receivables:
Interest	12,674,766
Investment securities sold	4,480,210
Interest reclaims	444
Prepaid expenses	32,946
Unrealized appreciation on unfunded loan commitments	4,231
Total Assets	1,106,913,711
LIABILITIES:
Outstanding loan	309,000,000
Payables:
Investment securities purchased	20,062,958
Investment advisory fees	1,243,969
Interest and fees on loan	296,676
Administrative fees	52,138
Audit and tax fees	51,500
Legal fees	31,018
Shareholder reporting fees	23,518
Trustees’ fees and expenses	2,640
Transfer agent fees	2,177
Custodian fees	923
Financial reporting fees	771
Other liabilities	3,801
Total Liabilities	330,772,089
NET ASSETS	$776,141,622
NET ASSETS consist of:
Paid-in capital	$ 734,124,860
Par value	367,260
Accumulated distributable earnings (loss)	41,649,502
NET ASSETS	$776,141,622
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$21.13
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,726,034

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Period Ended May 31, 2021 (a)
INVESTMENT INCOME:
Interest	$ 54,559,772
Other	1,365,719
Total investment income	55,925,491
EXPENSES:
Investment advisory fees	12,715,463
Interest and fees on loan	2,460,871
Administrative fees	481,625
Legal fees	226,624
Shareholder reporting fees	53,754
Audit and tax fees	51,500
Excise tax expense	28,560
Listing expense	27,870
Transfer agent fees	18,599
Trustees’ fees and expenses	14,651
Financial reporting fees	8,582
Custodian fees	1,616
Other	35,510
Total expenses	16,125,225
NET INVESTMENT INCOME (LOSS)	39,800,266
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	11,931,143
Net change in unrealized appreciation (depreciation) on:
Investments	29,351,098
Unfunded loan commitments	4,231
Net change in unrealized appreciation (depreciation)	29,355,329
NET REALIZED AND UNREALIZED GAIN (LOSS)	41,286,472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 81,086,738

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Changes in Net Assets
Period Ended 5/31/2021 (a)
OPERATIONS:
Net investment income (loss)	$ 39,800,266
Net realized gain (loss)	11,931,143
Net change in unrealized appreciation (depreciation)	29,355,329
Net increase (decrease) in net assets resulting from operations	81,086,738
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(39,465,796)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold	734,520,680
Net increase (decrease) in net assets resulting from capital transactions	734,520,680
Total increase (decrease) in net assets	776,141,622
NET ASSETS:
Beginning of period	—
End of period	$ 776,141,622
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	—
Common Shares sold	36,726,034
Common Shares at end of period	36,726,034

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Period Ended May 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$81,086,738
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,751,913,004)
Sales, maturities and paydown of investments	1,720,964,125
Net amortization/accretion of premiums/discounts on investments	(1,703,728)
Net realized gain/loss on investments	(11,931,143)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(29,355,329)
Changes in assets and liabilities:
Increase in interest receivable	(12,674,766)
Increase in interest reclaims receivable	(444)
Increase in prepaid expenses	(32,946)
Increase in interest and fees payable on loan	296,676
Increase in investment advisory fees payable	1,243,969
Increase in audit and tax fees payable	51,500
Increase in legal fees payable	31,018
Increase in shareholder reporting fees payable	23,518
Increase in administrative fees payable	52,138
Increase in custodian fees payable	923
Increase in transfer agent fees payable	2,177
Increase in trustees’ fees and expenses payable	2,640
Increase in financial reporting fees payable	771
Increase in other liabilities payable	3,801
Cash used in operating activities		$(1,003,851,366)
Cash flows from financing activities:
Proceeds from Common Shares sold	734,520,680
Distributions to Common Shareholders from investment operations	(39,465,796)
Repayment of borrowing	(109,000,000)
Proceeds from borrowing	418,000,000
Cash provided by financing activities		1,004,054,884
Increase in cash		203,518
Cash at beginning of period		—
Cash at end of period		$203,518
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,164,195
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout the period
Period Ended 5/31/2021 (a)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	1.08
Net realized and unrealized gain (loss)	1.12
Total from investment operations	2.20
Distributions paid to shareholders from:
Net investment income	(1.07)
Net asset value, end of period	$21.13
Market value, end of period	$19.86
Total return based on net asset value (b)	11.49%
Total return based on market value (b)	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 776,142
Ratio of total expenses to average net assets	2.28% (c)
Ratio of total expenses to average net assets excluding interest expense	1.93% (c)
Ratio of net investment income (loss) to average net assets	5.62% (c)
Portfolio turnover rate	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 309,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. As of May 31, 2021, the Fund had the following unfunded loan commitments:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Civitas Solutions (National Mentor Holdings, Inc.), Term Loan	$ 102,758	$ 102,758	$ 102,823	$ 65
Help at Home (HAH Group Holding Company, LLC), Term Loan	584,582	580,784	584,950	4,166
		$683,542	$687,773	$4,231
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal period ended May 31, 2021, resulting in book and tax accounting differences, have been reclassified at period end to reflect an increase in accumulated net investment income (loss) of $424,041, a decrease in accumulated net realized gain (loss) of $395,481, and a decrease to paid-in capital of $28,560. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal period ended May 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$39,465,796
Capital gains	—
Return of capital	—

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
As of May 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$2,631,918
Undistributed capital gains	11,535,693
Total undistributed earnings	14,167,611
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	27,481,891
Total accumulated earnings (losses)	41,649,502
Other	—
Paid-in capital	734,492,120
Total net assets	$776,141,622
E. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year. For the fiscal period ended May 31, 2021, the Fund incurred $28,560 of excise tax expense.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended May 31, 2021, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of May 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal period ended May 31, 2021, were $1,566,709,822 and $524,165,844, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $340,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.85%. In addition, under the facility, the Fund pays a commitment fee of 0.30% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. The average amount outstanding between July 28, 2020 and May 31, 2021 was $280,892,857 with a weighted average interest rate of 0.99%. As of May 31, 2021, the Fund had outstanding borrowings of $309,000,000, which approximates fair value, under the agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal period ended May 31, 2021 were 1.02% and 0.95%, respectively. The weighted average interest rate at May 31, 2021 was 0.96%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statements of operations, changes in net assets, cash flows and financial highlights for the period from June 25, 2020 (commencement of operations) through May 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period from June 25, 2020 (commencement of operations) through May 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 23, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal period ended May 31, 2021, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders between the period June 25, 2020 and May 31, 2021, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Period
The following information is a summary of certain changes during the most recent fiscal period ended May 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal period, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide current income.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade (rated below “BBB-” by S&P Global Ratings (“S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”), or below “Baa3” by Moody’s Investor Services, Inc. (“Moody’s”)) at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. Such securities include U.S and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”).
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Under normal market circumstances:
•	The Fund may invest up to 20% of its Managed Assets in (i) investment grade corporate debt obligations, (ii) U.S. and non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies;
•	The Fund may invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase using the highest available rating, either are rated “CCC+” or lower by S&P or Fitch, or “Caa1” or lower by Moody’s, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable quality;
•	The Fund may invest no more than 25% of its Managed Assets in any single industry in the corporate debt market; and
•	The Fund may not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund’s investments may include: (i) securities of issuers located in countries considered to be emerging markets, which may entail additional risks; and (ii) defaulted or distressed securities (i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings). The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market. If used, these instruments will be considered to be an investment in high yield debt securities for the purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. The Fund primarily uses total return swaps and credit default swaps to gain such exposure to high yield debt securities as part of its investment strategy. The Fund’s usage of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes may not exceed 20% of the Fund’s Managed Assets, as measured by the total notional amount of such instruments. The Fund may also enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund’s investment objective, policies and applicable regulatory requirements.
The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the “Termination Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering their initial investment of $20.00 per

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Common Share on the Termination Date, and such investors and investors that purchased Common Shares after the completion of the initial offering may receive more or less than their original investment upon termination.
During temporary defensive periods and the period in which the Fund is approaching its Termination Date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Termination Date, which period is expected to begin six months prior to the Termination Date), the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
The Fund currently uses (and may continue to use) leverage to seek to achieve its investment objective. The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund’s Managed Assets. The costs associated with any issuance and use of leverage are borne by Common Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Under normal market conditions, the Fund seeks to limit its overall effective leverage (which represents the combination of economic leverage, which is when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return) and the Fund’s senior securities (as defined under the 1940 Act)) to 40% of its Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1) With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2) Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
3) Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
4) Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
5) Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
6) Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or
7) Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses,

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.
Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 caused significant volatility and declines in global financial markets, which caused losses for investors. The COVID-19 pandemic may last for an extended period of time and continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 28.48% of Managed Assets as of May 31, 2021. Asset coverage with respect to the borrowings under the Credit Agreement was 351.18% as of May 31, 2021 and the Fund had $31,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2021, the maximum commitment amount under the Credit Agreement was $340,000,000. As of May 31, 2021, the approximate average annual interest and fee rate for the borrowings under the Credit Agreement was 0.96%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.96%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.27%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 28.48% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.96%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.36%	-7.37%	-0.38%	6.61%	13.60%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	206	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	206	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	206	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	206	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	206	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Niel B. Nielson, as a Class II Trustee, is serving as a trustee until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Fund Inception	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were Not Applicable for 2020 and $54,250 for the period June 25, 2020 (inception) through May 31, 2021.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were Not Applicable for 2020 and $0 for the period June 25, 2020 (inception) through May 31, 2021.

AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were Not Applicable for 2020 and $7,000 for the period June 25, 2020 (inception) through May 31, 2021.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were Not Applicable for 2020 and $0 for the period June 25, 2020 (inception) through May 31, 2021.

TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were Not Applicable for 2020 and $0 for the period June 25, 2020 (inception) through May 31, 2021.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were Not Applicable for 2020 and $0 for the period June 25, 2020 (inception) through May 31, 2021.

ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were Not Applicable for 2020 and $0 for the period June 25, 2020 (inception) through May 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended May 31, 2020 were Not Applicable for the Registrant and Not Applicable for the Registrant’s investment adviser and for the period June 25, 2020 (inception) through May 31, 2021 were $0 for the Registrant and $23,200 for the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of August 6, 2021.

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance

Investment Team and has 23 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University’s Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Jeffrey Scott, CFA

Senior-Vice President, Deputy Credit Officer, Portfolio Manager

Mr. Scott, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 30 years of investment management industry experience and has extensive experience in credit analysis, product development and product management. Prior to joining First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2021

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	6	$5.687B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Jeffrey Scott CFA	Registered Investment Companies:	6	$5.687B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2021

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2021
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$50,001 - $100,000
Jeffrey Scott	$0
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 6, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 6, 2021

* Print the name and title of each signing officer under his or her signature.